                                                                   EXHIBIT 10.28


                                STAMPS.COM INC.




                  SERIES C PREFERRED STOCK PURCHASE AGREEMENT




                               February 17, 1999

                               TABLE OF CONTENTS
                               -----------------

                                                                                 Page
                                                                                 ----
1.   Purchase and Sale of Preferred Stock.......................................    1
     1.1    Sale and Issuance of Series C Preferred Stock.......................    1
     1.2    Closing; Delivery...................................................    1
2.   Representations and Warranties of the Company..............................    2
     2.1    Organization, Good Standing and Qualification.......................    2
     2.2    Capitalization......................................................    2
     2.3    Subsidiaries........................................................    3
     2.4    Authorization.......................................................    3
     2.5    Valid Issuance of Securities........................................    3
     2.6    Governmental Consents...............................................    3
     2.7    Litigation..........................................................    3
     2.8    Intellectual Property...............................................    4
     2.9    Compliance with Other Instruments...................................    4
     2.10   Agreements; Action..................................................    5
     2.11   Disclosure..........................................................    5
     2.12   No Conflict of Interest.............................................    6
     2.13   Rights of Registration and Voting Rights............................    6
     2.14   Title to Property and Assets........................................    6
     2.15   Financial Statements................................................    6
     2.16   Changes.............................................................    7
     2.17   Employee Benefit Plans..............................................    8
     2.18   Tax Returns and Payments............................................    8
     2.19   Insurance...........................................................    8
     2.20   Labor Agreements and Actions........................................    8
     2.21   Confidential Information and Invention Assignment Agreements........    8
     2.22   Permits.............................................................    9
     2.23   Corporate Documents.................................................    9
     2.24   Environmental and Safety Laws.......................................    9
     2.25   Qualified Small Business Stock......................................    9
     2.26   Offering............................................................    9
3.   Representations and Warranties of the Purchasers...........................    9
     3.1    Authorization.......................................................    9
     3.2    Purchase Entirely for Own Account...................................   10
     3.3    Disclosure of Information...........................................   10
     3.4    Restricted Securities...............................................   10
     3.5    No Public Market....................................................   10
     3.6    Legends.............................................................   11
     3.7    Accredited Investor.................................................   11
4.   Conditions of the Purchasers' Obligations at Closing.......................   11
     4.1    Representations and Warranties......................................   11
     4.2    Performance.........................................................   11
     4.3    Compliance Certificate..............................................   11

                               TABLE OF CONTENTS
                                  (continued)

                                                                                 Page
                                                                                 ----
     4.4    Qualifications......................................................   11
     4.5    Opinion of Company Counsel..........................................   12
     4.6    Reservation of Common Stock Issuable Upon Conversion of the Stock...   12
     4.7    Investors' Rights Agreement.........................................   12
     4.8    Voting Agreement....................................................   12
     4.9    Restated Certificate................................................   12
     4.10   Confidential Information and Invention Assignment Agreement.........   12
     4.11   Due Diligence.......................................................   12
     4.12   Letter Agreement from John Payne....................................   12
5.   Conditions of the Company's Obligations at Closing.........................   12
     5.1    Representations and Warranties......................................   12
     5.2    Performance.........................................................   13
     5.3    Qualifications......................................................   13
6.   Covenants..................................................................   13
     6.1    Stock Option Vesting................................................   13
7.   Miscellaneous..............................................................   13
     7.1    Survival of Warranties..............................................   13
     7.2    Transfer; Successors and Assigns....................................   13
     7.3    Governing Law.......................................................   13
     7.4    Counterparts........................................................   13
     7.5    Titles and Subtitles................................................   14
     7.6    Notices.............................................................   14
     7.7    Finder's Fee........................................................   14
     7.8    Fees and Expenses...................................................   14
     7.9    Attorney's Fees.....................................................   14
     7.10   Amendments and Waivers..............................................   14
     7.11   Severability........................................................   14
     7.12   Delays or Omissions.................................................   15
     7.13   Entire Agreement....................................................   15
     7.14   Corporate Securities Law............................................   15
     7.15   Confidentiality.....................................................   15
     7.16   Exculpation Among Purchasers........................................   15

                                STAMPS.COM INC.

                  SERIES C PREFERRED STOCK PURCHASE AGREEMENT
                  -------------------------------------------

     This Series C Preferred Stock Purchase Agreement (the "Agreement") is made
                                                            ---------
as of the 17th day of February, 1999 by and between Stamps.com Inc., a Delaware corporation (the "Company") and the investors listed on Exhibit A attached
                  -------                               ---------
hereto (each a "Purchaser" and together the "Purchasers").
                ---------                    ----------

     The parties hereby agree as follows:

     1.   Purchase and Sale of Preferred Stock.
          ------------------------------------

          1.1   Sale and Issuance of Series C Preferred Stock.
                ---------------------------------------------

                (a) The Company shall adopt and file with the Secretary of State of the State of Delaware on or before the Closing (as defined below) the Second Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit B (the "Restated Certificate").
---------       --------------------

                (b) Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase at the Closing and the Company agrees to sell and issue to each Purchaser at the Closing that number of shares of Series C Preferred Stock set forth opposite each such Purchaser's name on Exhibit A
                                                                 ---------
attached hereto at a purchase price of $5.49 per share. The shares of Series C Preferred Stock issued to the Purchaser pursuant to this Agreement shall be hereinafter referred to as the "Stock". The Stock and the Common Stock issuable
                                -----
upon conversion of the Stock shall be hereinafter referred to as the
"Securities."
 ----------

          1.2   Closing; Delivery.
                -----------------

                (a) The purchase and sale of the Stock shall take place at the offices of Brobeck, Phleger & Harrison LLP, 38 Technology Drive, Irvine, California, at 9:00 a.m., on February 17, 1999, or at such other time and place as the Company and the Purchasers mutually agree upon, orally or in writing (which time and place are designated as the "Closing").
                                             -------

                (b) At the Closing, the Company shall deliver to each Purchaser a certificate representing the Stock being purchased thereby against payment of the purchase price therefor by check payable to the Company or by wire transfer to the Company's bank account.

                (c) The Company may sell up to the balance of authorized number of shares of Series C Preferred Stock not sold at the Closing to such purchasers as it shall select, at a price not less than $5.49 per share, provided the agreement for sale is executed not later than February 26, 1999. Any such purchaser shall become a party to this Agreement, that certain Investors' Rights Agreement (as defined in Section 2.1 below) and that certain Voting Agreement (as defined below), and shall have the rights and obligations hereunder and thereunder, unless such purchaser enters into an acquisition agreement that provides otherwise.

     2.   Representations and Warranties of the Company.  The Company hereby
          ---------------------------------------------
represents and warrants to each Purchaser that, except as set forth on a Schedule of Exceptions attached hereto as Exhibit C, which exceptions shall be
                                          ---------
deemed to be representations and warranties as if made hereunder:

          2.1   Organization, Good Standing and Qualification.  The Company is a
                ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to:
(i) carry on its business as now conducted and proposed to be conducted; (ii) execute and deliver this Agreement, the Amended and Restated Investors' Rights Agreement in the form attached hereto as Exhibit D (the "Investors' Rights
                                         ---------       -----------------
Agreement") and the Amended and Restated Voting Agreement in the form attached
---------
hereto as Exhibit E (the "Voting Agreement" and together with this Agreement and
          ---------       ----------------
the Investors' Rights Agreement, the "Agreements") and (iii) issue and sell the
                                      ----------
Stock and the Common Stock issuable upon conversion of the Stock (together, the "Securities") and to carry out the provisions of the Agreements. The Company is
 ----------
duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

          2.2   Capitalization.  The authorized capital of the Company consists,
                --------------
or will consist, immediately prior to the Closing, of:

                (a) 15,500,000 shares of Preferred Stock, of which (i) 3,800,000 shares have been designated Series A Preferred Stock, 3,762,500 of which are issued and outstanding; (ii) 6,200,000 shares have been designated Series B Preferred Stock, 6,020,000 of which are issued and outstanding; and (iii) 5,500,000 shares have been designated Series C Preferred Stock, none of which are issued and outstanding immediately prior to the Closing.

                (b) 40,000,000 shares of Common Stock, 4,600,650 shares of which are issued and outstanding immediately prior to the Closing. All of the outstanding shares of Common Stock have been duly and validly authorized, fully paid and are nonassessable and issued in compliance with all applicable federal and state securities laws.

                (c) The Company has reserved 4,235,000 shares of Common Stock for issuance to officers, directors, employees and consultants of the Company pursuant to the 1998 Stock Plan adopted by the Board of Directors (the "Stock
                                                                        -----
Plan").
----

                (d) Except for (i) conversion privileges of the Preferred Stock,
(ii) outstanding options issued pursuant to the Stock Plan, (iii) a warrant to purchase 4,700 shares of Series A Preferred Stock, and (iv) rights of first offer set forth in the Investors' Rights Agreement, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any shares of its capital stock. Except for the Voting Agreement, the Company is not a party or subject to any agreement or understanding, and there is no agreement or understanding between any person and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

          2.3   Subsidiaries.  The Company does not currently own or control,
                ------------
directly or indirectly, any interest in any other corporation, association, or other business entity.

          2.4   Authorization. All corporate action on the part of the Company,
                -------------
its officers, directors and stockholders necessary for the authorization, execution and delivery of the Agreements, the performance of all obligations of the Company under the Agreements and the authorization, issuance, sale and delivery of the Securities has been taken or will be taken prior to the Closing, and the Agreements, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (ii) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

          2.5   Valid Issuance of Securities.  The Stock that is being issued to
                ----------------------------
the Purchasers hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Investors' Rights Agreement and applicable state and federal securities laws. Based in part upon the representations of the Purchasers in this Agreement, the Stock will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Stock has been duly and validly reserved for issuance, and upon issuance in accordance with the terms of the Restated Articles, shall be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Investors' Rights Agreement and applicable federal and state securities laws and will be issued in compliance with all applicable federal and state securities laws.

          2.6   Governmental Consents.  No consent, approval, order or
                ---------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, other applicable state securities laws and Regulation D of the Securities Act of 1933, as amended (the "Securities Act"), which filing will be
                                         --------------
effected within fifteen (15) days after the sale of the Stock.

          2.7   Litigation.  There is no action, suit, proceeding or
                ----------
investigation pending or, to the Company's knowledge, currently threatened against the Company or any of its subsidiaries that questions the validity of the Agreements or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse changes in the assets, condition or affairs of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing.

The foregoing includes, without limitation, actions pending or to the Company's knowledge threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers. Neither the Company nor any of its subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company or any of its subsidiaries currently pending or which the Company or any of its subsidiaries intends to initiate.

          2.8   Intellectual Property. The Company owns or possesses sufficient
                ---------------------
legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for its business without any conflict with, or infringement of, the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard commercial products. The Company has not received any communications alleging that the Company has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, trade names, copyrights, trade secrets or other proprietary rights or processes of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interest of the Company or that would conflict with the Company's business. To the Company's knowledge, neither the execution or delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated. The Company does not believe it is or will be necessary to use any inventions of any of its employees (or persons it currently intends to hire) made prior to their employment by the Company.

          2.9   Compliance with Other Instruments.
                ---------------------------------

                (a) The Company is not in violation or default of any provisions of its Restated Certificate, Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of the Agreements and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

                (b) The Company has avoided every condition, and has not performed any act, the occurrence of which would result in the Company's loss of any right granted under any license, distribution agreement or other agreement.

          2.10  Agreements; Action.
                ------------------

                (a) There are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof.

                (b) Except for agreements explicitly contemplated by the Agreements, there are no agreements, understandings, instruments, contracts or proposed transactions to which the Company or any of its subsidiaries is a party or by which it is bound that involve (i) obligations (contingent or otherwise) of, or payments to, the Company or any of its subsidiaries in excess of, $25,000, (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company or any of its subsidiaries, (iii) the grant of rights to manufacture, produce, assemble, license, market, or sell its products to any other person or affect the Company's exclusive right to develop, manufacture, assemble, distribute, market or sell its products; or (iv) indemnification by the Company with respect to infringement of proprietary rights (other than indemnification obligations arising from purchase or sale agreements entered into in the ordinary course of business).

                (c) Neither the Company nor any of its subsidiaries has (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of $25,000 or in excess of $100,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

                (d) The Company has not engaged in the past three (3) months in any discussion (i) with any representative of any corporation or corporations regarding the merger of the Company with or into any such corporation or corporations, (ii) with any representative of any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company would be disposed of, or
(iii) regarding any other form of liquidation, dissolution or winding up of the Company.

          2.11  Disclosure.  The Company has fully provided the Purchasers with
                ----------
all the information that the Purchasers have requested for deciding whether to acquire the Stock and all information that the Company believes is reasonably necessary to enable the Purchasers to make such a decision, including certain of the Company's projections describing its proposed business contained in that certain Private Placement Memorandum dated January 4, 1999 (the "Private
                                                                 -------
Placement Memorandum"). No representation or warranty of the Company contained
--------------------
in this Agreement and the exhibits attached hereto, any certificate furnished or to be furnished to Purchasers at the Closing, or the Private Placement Memorandum (when read together) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. To the extent the Private Placement Memorandum was prepared by management of the Company, the Private Placement Memorandum and the financial and other projections contained in the Private Placement Memorandum and other written information provided to the Purchaser were prepared in good faith (with the exception of information prepared by third party sources and identified as such in the Private Placement Memorandum or other written information and to which the Company makes no representation except that it has no basis to believe such sections are inaccurate); however, the Company does not warrant that it will achieve such projections.

          2.12  No Conflict of Interest.  The Company is not indebted, directly
                -----------------------
or indirectly, to any of its officers or directors or to their respective spouses or children, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees which amount does not in the aggregate exceed $35,000. None of the Company's officers or directors, or any members of their immediate families, are, directly or indirectly, indebted to the Company (other than in connection with purchases of the Company's stock) or to the Company's knowledge have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company except that officers, directors and/or stockholders of the Company may own stock in (but not exceeding two percent of the outstanding capital stock of) any publicly traded company that may compete with the Company. None of the Company's officers or directors or any members of their immediate families are, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

          2.13  Rights of Registration and Voting Rights.  Except as
                ----------------------------------------
contemplated in the Investors' Rights Agreement, the Company has no granted or agreed to grant any registration rights, including piggyback rights, to any person or entity. To the Company's knowledge, except as contemplated in the Voting Agreement, no stockholder of the Company has entered into any agreements with respect to the voting of capital shares of the Company.

          2.14  Title to Property and Assets.  The Company owns its property and
                ----------------------------
assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances. The Company is in compliance with all material terms of each material lease to which it is a party or otherwise bound.

          2.15  Financial Statements.  The Company has made available to each
                --------------------
Purchaser its unaudited financial statements (including balance sheet and statement of operations) as of September 30, 1998 and for the period then ended (collectively, the "Financial Statements"). The Financial Statements have been
                    --------------------
prepared in accordance with generally
accepted accounting principles applied on a consistent basis throughout the periods indicated, except that the unaudited Financial Statements may not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to September 30, 1998 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate are not material to the financial condition or operating results of the Company.

          2.16  Changes.  Since September 30, 1998 there has not been:
                -------

                (a) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

                (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the business, properties, prospects, or financial condition of the Company;

                (c) any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

                (d) any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the business, properties, prospects or financial condition of the Company;

                (e) any material change to a material contract or agreement by which the Company or any of its assets is bound or subject;

                (f) any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

                (g) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

                (h) any resignation or termination of employment of any officer or key employee of the Company; and the Company is not aware of any impending resignation or termination of employment of any such officer or key employee;

                (i) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

                (j) any loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

                (k) any declaration, setting aside or payment or other distribution in respect to any of the Company's capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Company;

                (l) any declaration or payment of any dividend or other distribution of the assets of the Company;

                (m) to the Company's knowledge, any other event or condition of any character that might materially and adversely affect the business, properties, prospects or financial condition of the Company; or

                (n) any arrangement or commitment by the Company to do any of the things described in this Section 2.16.

          2.17  Employee Benefit Plans.  The Company does not have any Employee
                ----------------------
Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

          2.18  Tax Returns and Payments.  The Company has filed all tax
                ------------------------
returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due.

          2.19  Insurance.  The Company has in full force and effect fire and
                ---------
casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

          2.20  Labor Agreements and Actions.  The Company is not bound by or
                ----------------------------
subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company, nor is the Company aware of any labor organization activity involving its employees. The employment of each officer and employee of the Company is terminable at the will of the Company.
To its knowledge, the Company has complied in all material respects with all applicable state and federal equal employment opportunity laws and with other laws related to employment.

          2.21  Confidential Information and Invention Assignment Agreements.
                ------------------------------------------------------------
Each former and current employee, consultant and officer of the Company has executed an agreement with the Company regarding confidentiality and proprietary information substantially in the form or forms delivered to the counsel for the Purchasers. The Company is not aware that any of its employees or consultants is in violation thereof, and the Company will use its best efforts to prevent any such violation.

          2.22  Permits.  The Company and each of its subsidiaries has all
                -------
franchises, permits, licenses and any similar authority necessary for the conduct of its business, the lack o which could materially and adversely affect the business, properties, prospects, or financial condition of the Company. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

          2.23  Corporate Documents.  The Restated Certificate and Bylaws of the
                -------------------
Company are in the form provided to counsel for the Purchasers. The copy of the minute books of the Company provided to the Purchasers' counsel contains minutes of all meetings of directors and stockholders and all actions by written consent without a meeting by the directors and stockholders since the date of incorporation and reflects all actions by the directors (and any committee of directors) and stockholders with respect to all transactions referred to in such minutes accurately in all material respects.

          2.24  Environmental and Safety Laws.  The Company is not in violation
                -----------------------------
of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

          2.25  Qualified Small Business Stock. The Company, together with its
                ------------------------------
affiliates, (a) is, and at the Closing will be, a "Small Business," as such term is defined in 13 C.F.R. (S) 107.700, and (b) is in compliance with all applicable size standards set forth in 13 C.F.R. (S) 121.30(c). The Company is not presently engaged in, and shall not be engaged in any activities for which a small business investment company (an "SBIC") is prohibited from providing funds under 13 C.F.R. (S) 107.720, nor shall the Company use the proceeds from the sale of Series C Preferred for any purpose for which an SBIC is prohibited from providing funds under 13 C.F.R. (S) 107.720.

          2.26  Offering.  Subject in part to the truth and accuracy of each
                --------
Purchaser's representations and warranties set forth in Section 3 of this Agreement, the offer, sale and issuance of the Securities as contemplated by this Agreement are exempt from the registration requirements of the Securities Act and any applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

     3.   Representations and Warranties of the Purchasers.  Each Purchaser
          ------------------------------------------------
hereby represents and warrants to the Company that:

          3.1   Authorization.  Such Purchaser has full power and authority to
                -------------
enter into this Agreement. The Agreements, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies, or
(b) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

          3.2   Purchase Entirely for Own Account.  This Agreement is made with
                ---------------------------------
the Purchaser in reliance upon the Purchaser's representation to the Company, which by the Purchaser's execution of this Agreement the Purchaser hereby confirms, that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities. The Purchaser has not been formed for the specific purpose of acquiring the Securities.

          3.3   Disclosure of Information.  The Purchaser has had an opportunity
                -------------------------
to discuss the Company's business, management, financial affairs and the terms and conditions of the offering of the Stock with the Company's management and has had an opportunity to review the Company's facilities. The Purchaser understands that such discussions, as well as the Private Placement Memorandum and any other written information delivered by the Company to the Purchaser, were intended to describe the aspects of the Company's business which it believes to be material.

          3.4   Restricted Securities.  The Purchaser understands that the
                ---------------------
Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser understands that the Securities are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale except as set forth in the Investors' Rights Agreement. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

          3.5   No Public Market.  The Purchaser understands that no public
                ----------------
market now exists for any of the securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Securities.

           3.6   Legends.  The Purchaser understands that the Securities, and
                 -------
any securities issued in respect of or exchange for the Securities, may bear one or all of the following legends:

                (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

                (b) Any legend set forth in the other Agreements.

                (c) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

          3.7   Accredited Investor.  The Purchaser is an accredited investor as
                -------------------
defined in Rule 501(a) of Regulation D promulgated under the Securities Act as presently in effect.

     4.   Conditions of the Purchasers' Obligations at Closing.  The obligations
          ----------------------------------------------------
of each Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

          4.1   Representations and Warranties.  The representations and
                ------------------------------
warranties of the Company contained in Section 2 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

          4.2   Performance.  The Company shall have performed and complied with
                -----------
all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          4.3   Compliance Certificate.  The President of the Company shall
                ----------------------
deliver to the Purchasers at the Closing a Compliance Certificate certifying that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

          4.4   Consents; Qualifications.  The Company shall have obtained any
                ------------------------
and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreements (except for such as may be properly obtained subsequent to the Closing Date). All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing.

          4.5   Opinion of Company Counsel.  The Purchasers shall have received
                --------------------------
from Brobeck, Phleger & Harrison LLP, counsel for the Company, an opinion, dated as of the Closing, in substantially the form of Exhibit F.
                                                ---------

          4.6   Reservation of Common Stock Issuable Upon Conversion of the
                -----------------------------------------------------------
Stock. The Common Stock issuable upon conversion of the Stock shall have been
-----
duly authorized and reserved for issuance upon such conversion.

          4.7   Investors' Rights Agreement.  The Company, each Purchaser and
                ---------------------------
Founder shall have executed and delivered the Investors' Rights Agreement in substantially the form attached as Exhibit E.
                                   ---------

          4.8   Voting Agreement.  The Company, each Purchaser and Founder shall
                ----------------
have executed and delivered the Voting Agreement in substantially the form attached as Exhibit F.
            ---------

          4.9   Restated Certificate.  The Company shall have filed the Restated
                --------------------
Certificate with the Secretary of State of Delaware on or prior to the Closing Date, which shall continue to be in full force and effect as of the Closing Date.

          4.10  Confidential Information and Invention Assignment Agreement.
                -----------------------------------------------------------
The Company and each of its employees shall have entered into the Company's standard form Confidential Information and Invention Assignment Agreement, in substantially the form provided to the Purchasers.

          4.11  Due Diligence.  The Purchasers shall, in their sole discretion
                -------------
have completed their legal, intellectual property and financial due diligence and the results of such due diligence shall, in the sole discretion of the Purchasers, be acceptable to the Purchasers and their legal counsel. The Schedule of Exceptions delivered to the Purchasers by the Company shall contain no exception deemed unacceptable by the Purchasers in their sole discretion.

          4.12  Letter Agreement from John Payne    The Company shall have
                --------------------------------
received from John Payne, its Chief Executive Officer, an executed Letter Agreement providing a right of repurchase in favor of the Company with respect to 1,000,000 shares of Common Stock beneficially owned by Mr. Payne.

     5.   Conditions of the Company's Obligations at Closing.  The obligations
          --------------------------------------------------
of the Company to each Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

          5.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of each Purchaser contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          5.2  Performance.  All covenants, agreements and conditions
               -----------
contained in this Agreement to be performed by the Purchasers on or prior to the Closing shall have been performed or complied with in all material respects.

          5.3  Qualifications.  All authorizations, approvals or permits, if
               --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing.

     6.   Covenants
          ---------

          6.1  Stock Option Vesting.  Unless otherwise agreed to by the
               --------------------
Company's Board of Directors, any and all stock options granted by the Company to any employee or consultant shall vest in equal monthly installments over a four year period, provided, however, that the first year of such vesting may be consolidated into a single annual installment.

     7.  Miscellaneous.
         -------------

          7.1  Survival of Warranties.  Unless otherwise set forth in this
               ----------------------
Agreement, the warranties and representations of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of one (1) year following the Closing, except for the warranties and representations in Section
2.8 which shall survive the execution and delivery of this Agreement and the Closing for a period of three (3) years following the Closing. Except for the covenants set forth in Section 2.25 which shall survive indefinitely, the covenants set forth in this Agreement shall survive until the consummation of an initial public offering of the Company's common stock or the merger, acquisition or sale of substantially all of the assets of the Company in which the stockholders of the Company immediately prior to such event do not own a majority of the outstanding shares of the surviving corporation.

          7.2  Transfer; Successors and Assigns.  The terms and conditions of
               --------------------------------
this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          7.3  Governing Law.  This Agreement and all acts and transactions
               -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          7.4  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          7.5   Titles and Subtitles.  The titles and subtitles used in this
                --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          7.6   Notices.  Any notice required or permitted by this Agreement
                -------
shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight
(48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth on the signature page or Exhibit A hereto, or as
                                                      ---------
subsequently modified by written notice.

          7.7   Finder's Fee.  Except for a placement agent fees payable by
                ------------
the Company to BancBoston Robertson Stephens Inc. in connection with the sale of Series C Preferred Stock hereunder, each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which each Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          7.8   Fees and Expenses.  Each party shall be responsible for any
                -----------------
fees or expenses, incurred by it with respect to this Agreement, the documents referred to herein and the transactions contemplated hereby and thereby.

          7.9   Attorney's Fees.  If any action at law or in equity (including
                ---------------
arbitration) is necessary to enforce or interpret the terms of any of the Agreements, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          7.10  Amendments and Waivers.  Any term of this Agreement may be
                ----------------------
amended or waived only with the written consent of the Company and the holders of at least a majority of the Common Stock issued or issuable upon conversion of the Stock. Any amendment or waiver effected in accordance with this Section
7.10 shall be binding upon the Purchasers and each transferee of the Stock (or the Common Stock issuable upon conversion thereof), each future holder of all such securities, and the Company.

          7.11  Severability.  If one or more provisions of this Agreement are
                ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

          7.12  Delays or Omissions.  No delay or omission to exercise any
                -------------------
right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

          7.13  Entire Agreement.  This Agreement, and the documents referred
                ----------------
to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

          7.14  Corporate Securities Law.  THE SALE OF THE SECURITIES WHICH
                ------------------------
ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

          7.15  Confidentiality.  Each party hereto agrees that, except with
                ---------------
the prior written permission of the other parties hereto, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other parties to which such party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement, the performance of its obligations hereunder or the ownership of Stock purchased hereunder. The provisions of this Section 7.15 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto with respect to the transactions contemplated hereby.

          7.16  Exculpation Among Purchasers.  Each Purchaser acknowledges
                ----------------------------
that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities.

     The parties have executed this Series C Preferred Stock Purchase Agreement as of the date first written above.

                                    COMPANY:

                                    STAMPS.COM INC.


                                    By:
                                       ----------------------------------------
                                       John Payne, Chief Executive Officer

                                    Address:  2900 31st Street
                                              Suite 150
                                              Santa Monica, California 90405



                     SIGNATURE PAGE TO PURCHASE AGREEMENT

     The parties have executed this Series C Preferred Stock Purchase Agreement as of the date first above written.


                                    PURCHASERS:

                                    BRENTWOOD ASSOCIATES VIII L.P.

                                    By:  Brentwood VIII Ventures, LLC
                                    Its General Partner

                                    By:
                                        --------------------------------------
                                                    Managing Member


                                    Address:  11150 Santa Monica Blvd.,
                                              Suite 1200
                                              Los Angeles, CA  90025


                                    BRENTWOOD AFFILIATES FUND
                                     L.P.

                                    By:  Brentwood VII Ventures, L.P.
                                    Its General Partner

                                    By:
                                        ----------------------------------------
                                                     General Partner

                                    Address:  11150 Santa Monica Blvd.,
                                              Suite 1200
                                              Los Angeles, CA  90025



                     SIGNATURE PAGE TO PURCHASE AGREEMENT

     The parties have executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

                              PURCHASERS:

                              ENTERPRISE PARTNERS IV, L.P.

                              By:   Enterprise Management Partners IV,
                                    Its General Partner


                              By:
                                 ---------------------------------------
                                 Name:

                              Address: 5000 Birch Street
                                       Suite 6200
                                       Newport Beach, CA  92660
                                       Facsimile Number: (714) 833-3652
                                       Attention: Thomas N. Clancy, Venture
                                        Partner


                              ENTERPRISE PARTNERS IV ASSOCIATES, L.P.

                              By:  Enterprise Management Partners, IV,
                                   Its General Partner

                              By:
                                 ----------------------------------------
                                 Name:

                              Address: 5000 Birch Street
                                       Suite 6200
                                       Newport Beach, CA  92660
                                       Facsimile Number: (714) 833-3652
                                       Attention:  Thomas N. Clancy, Venture
                                        Partner


                     SIGNATURE PAGE TO PURCHASE AGREEMENT

     The parties have executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

                              PURCHASER:

                              SBIC PARTNERS, L.P.
                              201 Main Street, Suite 2302
                              Fort Worth, Texas 76102

                              By:  Forrest Binkley & Brown, L.P.,
                                   General Partner

                                   By:  Forrest Binkley & Brown Venture Co.,
                                        General Partner

                                        By:
                                           -------------------------------------
                                              Jeffrey J. Brown
                                              Office of the President

                              By:  SL-SBIC Partners, L.P.,
                                   General Partner

                                   By:  FW-SBIC, Inc.,
                                        General Partner

                                        By:
                                           ------------------------------------
                                               Peter Sterling
                                               Chairman




                     SIGNATURE PAGE TO PURCHASE AGREEMENT

     The parties have executed this Series C Preferred Stock Purchase Agreement as of the date first written above.

                                    PURCHASER:

                                    SELIGMAN COMMUNICATIONS AND INFORMATION
                                    FUND, INC.

                                    By:  J. & W. Seligman & Co. Incorporated,
                                         its Investment Advisor



                                         By:
                                            -----------------------------------
                                               Name:
                                               Title:

                                         Address:  100 Park Avenue, 7th Floor
                                                   New York, NY 10017




                     SIGNATURE PAGE TO PURCHASE AGREEMENT

     The parties have executed this Series C Preferred Stock Purchase Agreement as of the date first written above.


                                        PURCHASER:

                                        INTEL CORPORATION


                                        By:
                                           ------------------------------------
                                            Name:  Arvind Sodhani
                                            Title:  Treasurer
                                            Address:  2200 Mission College Blvd.
                                                      Santa Clara, CA 94088



                     SIGNATURE PAGE TO PURCHASE AGREEMENT

     The parties have executed this Series C Preferred Stock Purchase Agreement as of the date first written above.


                                    PURCHASER:

                                    MEDIAONE INTERACTIVE SERVICES, INC.


                                    By:
                                       ---------------------------------------
                                          Name:  Thomas Cullen
                                          Title:
                                          Address:
                                                  -----------------------------

                                                  -----------------------------



                     SIGNATURE PAGE TO PURCHASE AGREEMENT

     The parties have executed this Series C Preferred Stock Purchase Agreement as of the date first written above.


                                    PURCHASER:

                                    BROBECK, PHLEGER & HARRISON LLP


                                    By:
                                       --------------------------------------
                                         Name:  Bruce R. Hallett
                                         Title: Partner

                                    Address:  38 Technology Drive
                                              Irvine, California 92618



                     SIGNATURE PAGE TO PURCHASE AGREEMENT

      The parties have executed this Series C Preferred Stock Purchase Agreement as of the date first written above.


                                    PURCHASER:

                                    CHASE VENTURE CAPITAL ASSOCIATES L.P.

                                    By:  Chase Capital Partners
                                         Its General Partner


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:
                                          Address:  380 Madison Avenue
                                                    12th Floor
                                                    New York, NY 10017



                     SIGNATURE PAGE TO PURCHASE AGREEMENT

     The parties have executed this Series C Preferred Stock Purchase Agreement as of the date first written above.


                                    PURCHASER:

                                    VULCAN VENTURES INC.



                                    By:
                                       --------------------------------------
                                         Name:   William D. Savoy
                                         Title:  Vice President
                                         Address:  110 110th Avenue
                                                   NE Suite 550
                                                   Bellevue, WA 98004




                     SIGNATURE PAGE TO PURCHASE AGREEMENT

     The parties have executed this Series C Preferred Stock Purchase Agreement as of the date first written above.


                                   PURCHASER:

                                   BAYVIEW INVESTORS, LTD



                                    By:
                                        --------------------------------------
                                          Name:   Terry Otton
                                          Title:  Chief Financial Officer

                                          Address:
                                                  -----------------------------




                     SIGNATURE PAGE TO PURCHASE AGREEMENT

     The parties have executed this Series C Preferred Stock Purchase Agreement as of the date first written above.


                                    PURCHASER:


                                    DAVID C. BOHNETT AS TRUSTEE OF THE DAVID C.
                                    BOHNETT LIVING TRUST UNDER DECLARATION OF
                                    TRUST DATED NOVEMBER 22, 1996



                                    -----------------------------------------
                                    David C. Bohnett, Trustee

                                    Address: 9000 Clifton Way
                                             Penthouse
                                             Beverly Hills, California  90211





                     SIGNATURE PAGE TO PURCHASE AGREEMENT

     The parties have executed this Series C Preferred Stock Purchase Agreement as of the date first written above.


                                           PURCHASER:

                                           MARVIN RUNYON



                                           _________________________________
                                           Address:




                     SIGNATURE PAGE TO PURCHASE AGREEMENT

The parties have executed this Series C Preferred Stock Purchase Agreement as of the date first written above.


                                    PURCHASERS:

                                    MAGELLEN TECHNOLOGIES, INC.



                                    By:
                                       -------------------------------------
                                           Name:  George M. Aschenbach
                                           Title:

                                           Address:
                                                   --------------------------



                     SIGNATURE PAGE TO PURCHASE AGREEMENT

                                    EXHIBITS
                                    --------


     Exhibit A -  Schedule of Purchasers

     Exhibit B -  Form of Second Amended and Restated Certificate of
                  Incorporation

     Exhibit C -  Schedule of Exceptions to Representations and Warranties

     Exhibit D -  Form of Amended and Restated Investors' Rights Agreement

     Exhibit E -  Form of Amended and Restated Voting Agreement

     Exhibit F -  Form of Legal Opinion of Brobeck, Phleger & Harrison LLP

                                   EXHIBIT A
                                   ---------

                             SCHEDULE OF PURCHASERS


                                                   SHARES OF SERIES
             PURCHASERS                            C PREFERRED STOCK                         SERIES C INVESTMENT
------------------------------------     ----------------------------------        -------------------------------------

Vulcan Ventures Inc.                                   1,821,494                               $10,000,002.06

Chase Venture Capital                                  1,457,195                                 8,000,000.55
Associates L.P.

Intel Corporation                                        546,449                                 3,000,005.01

Brentwood Associates VIII, L.P.                          349,727                                 1,920,001.23

Brentwood Affiliates Fund, L.P.                           14,572                                    80,000.28

SBIC Partners, L.P.                                      364,299                                 2,000,001.51

Enterprise Partners IV, L.P.                             335,155                                 1,840,000.95

Enterprise Partners IV and                                29,144                                   160,000.56
Associates, L.P.

Seligman Communications and                              182,150                                 1,000,003.50
Information Fund, Inc.

Magellen Technologies, Inc.                              182,150                                 1,000,003.50

Marvin Runyon                                              4,554                                    25,001.46

David C. Bohnett Living Trust                             18,215                                   100,000.35

Bayview Investors, Ltd.                                   60,717                                   333,336.33

Brobeck, Phleger & Harrison LLP                           51,609                                   283,333.41

Irell & Manella LLP Trustee                               47,056                                   258,337.44
                                         ----------------------------------        -------------------------------------
        TOTAL                                          5,464,486                               $30,000,028.14

                                   EXHIBIT B
                                   ---------



                      FORM OF SECOND AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION

                                   EXHIBIT C
                                   ---------



                           SCHEDULE OF EXCEPTIONS TO
                         REPRESENTATIONS AND WARRANTIES

                                   EXHIBIT D
                                   ---------


            FORM OF AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   EXHIBIT E
                                   ---------


                            FORM OF VOTING AGREEMENT

                                   EXHIBIT F
                                   ---------


                             FORM OF LEGAL OPINION
                                       OF
                        BROBECK, PHLEGER & HARRISON LLP